UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

ANTHERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2018, Anthera Pharmaceuticals, Inc. (the “Company”) and Craig Thompson entered into a letter agreement (the “Letter Agreement”) amending Mr. Thompson’s Amended and Restated Employment Agreement with the Company dated January 5, 2018 (the “Employment Agreement”). Pursuant to the terms of the Letter Agreement, Mr. Thompson acknowledged and agreed that, among other things, (i) from June 15, 2018 through June 30, 2018 (the “Transition Period”), he shall only be required to devote 20% of his working time and efforts to the business and affairs of the Company, (ii) during the Transition Period he shall receive an annualized base salary in the amount of $92,000, provided that for purposes of his severance eligibility as set forth in Section 5(b) of the Employment Agreement, his “Base Salary” shall be based on his full salary of $460,000, and (iii) his employment with the Company shall end effective as of June 30, 2018. The parties agreed that such separation of employment shall be deemed a “Termination without Cause,” and, subject to the terms of his Employment Agreement, Mr. Thompson shall be entitled to receive severance benefits set forth in Section 5(b) of the Employment Agreement subject to his execution and non-revocation of a separation and release agreement and continued compliance with his contractual obligations to the Company. Mr. Thompson will continue to serve as President, Chief Executive Officer, as a director on the Company’s Board of Directors, and provide consulting services to the Company after the termination of his Employment Agreement.

The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Letter Agreement between Anthera Pharmaceuticals, Inc. and Craig Thompson, dated June 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2018	Anthera Pharmaceuticals, Inc.

	By:	/s/ J. Craig Thompson
J. Craig Thompson
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between Anthera Pharmaceuticals, Inc. and Craig Thompson, dated June 15, 2018.